UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, Suite 500, Bellaire, TX	77401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 832-241-6330

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value per share	AETI	The NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

x	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2019, American Electric Technologies, Inc. (the “Company”) entered into an amendment (the “Amendment”), filed herewith as Exhibit 2.1, to the previously-announced share exchange agreement (the “Share Exchange Agreement”) dated December 17, 2018 relating to a business combination (the “Transaction”) with Stabilis Energy, LLC and its subsidiaries (hereinafter referred to as “Stabilis”), which are Texas-based privately-held small scale liquefied natural gas (LNG) producers and distributors.

The parties to the Share Exchange Agreement and the Amendment are the Company, LNG Investment Company, LLC, a Texas limited liability company, AEGIS NG LLC, a Texas limited liability company, Stabilis Energy, LLC, a Texas limited liability company, PEG Partners, LLC, a Delaware limited liability company, and Prometheus Energy Group, Inc., a Delaware corporation. Casey Crenshaw, a director of the Company, is manager and beneficial owner of LNG Investment Company, LLC.

Pursuant to the Amendment:  (1) Stabilis will reimburse the Company for up to $650,000 of the Company’s fees and expenses of counsel, investment bankers and accountants in connection with the Share Exchange Agreement and the Transaction; (2) the number of shares of common stock that the Company will issue to acquire Stabilis and its subsidiaries will increase to an aggregate amount equal to 90% of the outstanding shares of the Company’s common stock upon completion of the Transaction; (3) the date on or after which the Share Exchange Agreement may be terminated if the closing of the  Transaction has not occurred is extended to September 30, 2019, subject to certain exceptions; and (4) the Company will adhere to an agreed upon budget until the termination or closing of the Share Exchange Agreement, as amended.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 8.01 Other Events.

On May 9, 2019 the Company issued a press release which announced that it has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) related to the proposed business combination with Stabilis. The information in the preliminary proxy statement is not complete and may be changed. The press release also announced the entry into the Amendment of the Share Exchange Agreement.

A copy of the Company’s press release dated May 9, 2019 is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Transaction and Where to Find it

The proposed Transaction has been approved by the board of directors of the Company and the owners of Stabilis and its subsidiaries, and will be submitted to stockholders of the Company for approval of the issuance of the Company common stock in connection with the Transaction and other Transaction related matters at a Special Meeting of stockholders. In connection with that Special Meeting, the Company has filed with the SEC a preliminary proxy statement containing information about the proposed Transaction and the respective businesses of Stabilis and the Company. The Company will file with the SEC and mail a definitive proxy statement and other relevant documents to its stockholders entitled to vote.

Company stockholders are urged to read the preliminary proxy statement, any amendments thereto, the definitive proxy statement AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY in connection with the Company’s solicitation of proxies for the Special Meeting to approve the Transaction-related matters, because these documents will contain important information about Stabilis, the Company and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the matters related to the proposed Transaction.

Stockholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's website (www.sec.gov). Copies of the Company’s proxy statement can also be obtained free of charge by directing a request to Peter Menikoff, CEO of the Company, at (832) 241-6330 or by e-mail to investorrelations@aeti.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Share Exchange Transaction. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K/A for the fiscal year ended December 31, 2018, filed with the SEC on April 30, 2019. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available

Stabilis and its managers, directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. A list of the names of such managers, directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the Company’s Special Meeting of stockholders related to the proposed Share Exchange Transaction when available.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.      Description

2.1	Amendment dated May 8, 2019 to the Share Exchange Agreement concerning the business combination with of Stabilis.*
99.1

Company press release dated May 9, 2019 announcing the filing of a preliminary proxy statement related to business combination with Stabilis and the entry into the Amendment of the Share Exchange Agreement.

*Exhibits and schedules to the Amendment have been omitted pursuant to Item 601(b)(2) of

Regulation S-K. Registrant hereby undertakes to supplementally furnish copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: May 9, 2019	By:	/s/ Peter Menikoff
Peter Menikoff
Chairman and CEO